SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 30, 2003
                                                       ----------------

                               WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


West Virginia                        0-8467                   55-0571723
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)           Identification No.)


1 Bank Plaza, Wheeling, WV                                   26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (304) 234-9000
                                                    --------------
Former name or former address, if changed since last report  Not Applicable
                                                             --------------



Item 9.  Regulation FD Disclosure

           In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for the purposes of Section 18 of the Securities
           Exchange Act of 1934.

           Representatives of the Registrant are scheduled to make a presentation to a group of analysts and investors at the Community Bank Investor Conference, hosted by Keefe,
           Bruyette & Woods, Inc. ("KBW"), at the Metropolitan Club, in New York City, NY, on July 30 and 31, 2003. This Registrant will present on Thursday, July 31, 2003, at approximately 1:55pm EST. The conference will be web cast on the KBW website, www.kbw.com. A copy of this presentation is being furnished as Exhibit 99.1 in this Form 8-K.






                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WesBanco, Inc.
                                      -------------
                                      (Registrant)


July 30, 2003                        /s/ Paul M. Limbert
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    Date                              Paul M. Limbert
                                      President & Chief Executive Officer